SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                             FORM 8-K

                           CURRENT FORM

              Pursuant to Section 13 or 15(D) of the
                 Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported):  April 21, 2004

                      NewMil Bancorp, Inc.
       (Exact name of registrant as specified in its charter)

      Delaware              0-16455               06-1186389
  (State or other       (Commission            (I.R.S. Employer
   jurisdiction of        File Number)        Identification No.)
      incorporation)

       19 Main Street, P.O. Box 600, New Milford, CT   06776
       (Address of principal executive offices)   (Zip code)

                        (860) 355-7600
        (Registrant's telephone number, including area code)

                               N/A
    (Former name or former address, if changed since last report)

ITEM 5     Other Events
           ------------

           In a press release attached to this 8-K as Exhibit 99.1, the Company announced quarterly earnings.


                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                   NEWMIL BANCORP, INC.
                   Registrant


          April 21, 2004        /s/ B. Ian McMahon
                                -------------------------
                                B. Ian McMahon
                                Its: Senior Vice President